                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                              --------------------


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 2001

                              --------------------


                               JG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


          Illinois                       001-00258               36-1141010
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

                                       n/a
              (Address of principal executive offices and Zip Code)

                                       n/a
              (Registrant's telephone number, including area code)

                              --------------------



          (Former name or former address, if changed since last report)

Item 5.     Other Events.

         In accordance with plans disclosed in the Preliminary Information Statement filed February 17, 2000, the Definitive Information Statement filed March 10, 2000, and as reported in the Report on Form 8-K filed April 26, 2000, and the Report on Form 10-K filed May 26, 2000, the Report on Form 8-K filed August 7, 2000, JG Industries, Inc. (the "Company") has sold all its assets, filed a certificate of dissolution, closed its share transfer books and halted trading on the OTC Bulleting Board of its shares.

         On or about October 27, 2001, the Company made a liquidation distribution to holders of its common stock and common stock equivalents. As reported on the Report on Form 8-K filed October 27, 2001, each common shareholder received $1.00 per share. At that time, the Company disclosed that the it had deposited certain funds to be held in escrow pending resolution of certain contingent liabilities. The last of these escrows was released on August 10, 2001. The Company also disclosed that it had reserved other funds for contingent liabilities. Since that time, the Company has successfully resolved some of the contingent liabilities including the dispute with the minority shareholder described in the Definitive Information Statement filed March 10, 2000.

         In connection with the final winding-up of the Company, directors Sheldon Collen, Noel Goldblatt, Sheldon Harris and Phillip Rootberg tendered their resignations as directors of the Company effective as of July 31, 2001. On August 28, 2001, in accordance with the Company's final liquidation, the Company appointed Clarence R. Farrar as Liquidating Administrator to settle all remaining liabilities of the Company and distribute any remaining assets to the Company's shareholders. Effective August 29, 2001, the remaining directors, Clarence Farrar and William Hellman, tendered their resignations as directors of the Company.

         The Liquidating Administrator has approved a second distribution to holders of its common stock and stock equivalents. Each common shareholder will receive $0.35 per share. On or about November 30, 2001, the Company is mailing checks to each common shareholder, of record as of the date the Company closed its share transfer books, August 11, 2000, to such address on the records of the Company.

         ANY AND ALL CERTIFICATES OUTSTANDING REPRESENTING THE COMPANY'S COMMON SHARES AND SERIES B CONVERTIBLE PREFERRED SHARES HAVE BEEN CANCELLED AND HAVE NO FURTHER VALUE OR EFFECT EXCEPT FOR THE RIGHT TO RECEIVE ANY ADDITIONAL DISTRIBUTIONS, IF ANY.

         The Company continues to reserve a small amount of funds for contingent liabilities that may not materialize. In the event that funds are available, the Company intends to make a final distribution. Nevertheless, the Company can give no assurance that the Company will have any money available for distribution and makes no representations as to the amount or date on which any additional liquidation distributions will be made, if at all. It is unlikely that any later distributions will be in amounts that are more than nominal.

         The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results due to certain risks and uncertainties, including those discussed above and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.

Item 7.       Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired:  Not Applicable.

         (b)  Pro Forma Financial Information: Not Applicable.

         (c) Exhibits. The following exhibits are filed as a part of this report: None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JG INDUSTRIES, INC.



                            By:  /s/ CLARENCE FARRAR
                            -------------------------------------------------
                                 Clarence Farrar
                                 Liquidating Administrator





November 30, 2001